Dreyfus
Variable
Investment Fund,
International Equity
Portfolio
Annual Report


December 31, 1997

Dreyfus Variable Investment Fund, International Equity Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

   Dreyfus Variable Investment Fund--International Equity Portfolio produced a total return of 9.61% for the 12-month period ended December 31, 1997.* Your Portfolio's return for the period was far in excess of the major international stock index, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index** as well as the median return of the Lipper Variable International Fund universe as shown in the chart at the right. In fact the Portfolio finished just slightly below the first quartile, or the top 25% of all funds, in that competitive universe.

   Asian emerging markets caused considerable turmoil in all of the world's markets during the second half of the year just ended. In the semi-annual letter you received from me for the reporting period ended June 30, 1997, I noted that "Asian emerging markets have fallen dramatically during the first half of 1997 but, in my view, remain unattractive for investment despite their declines." This level of caution on these formerly high flying markets proved to be well founded as currency, economic and market declines swept the region during the second half of 1997. On the positive side, your Portfolio's gains during the year just ended were assisted by a number of issues. European markets enjoyed strong gains again in 1997. Japan, on the other hand, continued to lag. A large number of growth-oriented stocks contributed to returns. Investments in the technology area including Japanese-based Tokyo Electron and Advantest as well as U.K. software maker Misys contributed strongly to performance. Also in the U.K., cellular provider Vodafone Group was a standout. Two financial services companies, Skandia Forsakrings of Sweden and Finnish-based Sampo Insurance, Cl. A highlighted the Nordic portion of the Portfolio. In Germany, consumer products giant Henkel KGaA was a strong performer. An initial public offering of shares in airport operator Aeroporti di Roma was made during the second half of 1997, and your Portfolio's participation in this offering contributed positively to the overall return for the year. Also, late in the year, Continental European financial services companies performed well, particularly those in Italy, Spain and Denmark.

INVESTMENT APPROACH

   My investment policies and style are detailed below.

   During my fourteen years in the international equity management business, I have developed an investment process designed to deliver to investors a Portfolio that includes a wide variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when they are attractive for investment, and active currency management. The crucial challenge for an international investor is how to judge the relative attractiveness of various markets when there are scores to choose from. I address this challenge by evaluating inputs on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world's major markets. My work in these areas is driven by PC-based tools I have developed over time. Markets and industry sectors will be overweighted, underweighted or market weighted relative to those of the Morgan Stanley Capital International EAFE Index. Under normal circumstances, major markets and industry sectors are overweighted or underweighted by no more than 70%, with two exceptions. First, the largest market in the EAFE Index, Japan, has a 50% to 150% weighting band. The second exception is the asset class of emerging markets. While these markets comprise less than 5% of the EAFE Index, the Portfolio may invest up to 30% of its assets in this area when significant opportunities present themselves.

   In this investment process, stocks are managed in a disciplined way. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that will positively alter their future growth rate. Stocks purchased also need to have attractive valuations both relative to their own history and that of the local market. Companies are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached or the weighting in that market is reduced as a result of an asset-allocation decision.

   Foreign currencies are at least partially hedged, where practicable, when I believe that a given currency has 10% or more downside against the U.S. Dollar over the next 12 to 18 months.

   Below, we look at the three main geographic areas outside the U.S.--Europe, Japan and Emerging Markets.

MARKET OVERVIEW AND CURRENT OUTLOOK

   The Dreyfus International Investment team continues to find many attractive investment opportunities in Continental Europe. The Continent is experiencing solid earnings growth. Somewhat surprisingly, long-term interest rates are actually declining against a backdrop of rising growth because inflation remains well under 2%. I expect it to remain so, and I continue to be bullish long term on Continental European interest rates. From a macro perspective, there is one more very important factor in the broadly positive outlook for Continental Europe. That is liquidity flows. This somewhat arcane term describes the amount of money flowing into or out of a stock market. The government pension plans that have dominated Continental European retirement planning over the last 50 years are giving way to private plans, and a substantial portion of the savings flowing into these plans is flowing into local stock markets. This relatively new development is an important short- and long-term positive for Continental European markets. Several of the markets in the region that your Portfolio is overweight in, such as Spain and Italy, are witnessing a sharp acceleration in investment flows from local investors. The Portfolio's Continental European investments are widely diversified in 12 regional markets.

   My stock-picking strategy remains the same. Many of your Portfolio's European stocks fall into three areas. First, new companies that are either being spun out of larger companies or made available to investors for the first time through initial public stock offerings. Second, I have positioned your Portfolio in a way that is intended to benefit from major structural changes in Europe's economy, particularly in areas such as personal savings and investing, technology and the development of more flexible and temporary employment. Last, many European investments undertaken by the Portfolio are in mature companies that have initiated restructuring programs designed to raise returns on invested capital. In this latter area, the financial services industry merits special attention. Many investors may be aware that U.S. financial services companies began a massive restructuring/consolidation at the beginning of the current decade. Since that time, this stock group has been one of the top performers in the S&P 500. A similar trend began in the U.K. several years later. Restructuring came to a wide range of Continental European financial services companies only recently and is gathering steam as I write. The Dreyfus International Investment team believes this trend will offer important investment opportunities for years to come.

   On the other side of the world, Japan's problems continue. After achieving renown as the best performing major stock market of the 1980s, the market remains firmly in a bear phase. The latest challenge for the Japanese market is the crisis afflicting the formerly fast-growing emerging nations to the south of it in Asia. The Japanese economy's ties to the region are more important than those of either Europe or the U.S. Little or no earnings growth is expected in the current year, and sentiment and liquidity remain very poor. Nevertheless, there are two positives about the market.

   First, many stocks on the main Japanese exchange, the Nikkei, have become quite cheap by several measures. Second, a few observers take the view that the effects of the Asian crisis are pressing Japanese government and business leaders to undertake reforms that are probably necessary to turn the market around. These include changes in the banking system such as stricter credit standards, more transparency of results and balance sheets, and the "freedom to fail" that is so critical to pricing risk. On the company level, most Japanese companies remain many years behind U.S. and European companies in developing higher returns on capital, tighter balance sheet management, and the accountability to shareholders that seems to have had such a positive influence on other markets in the world over the last twenty years. Previously I had mentioned that Continental European banks are beginning to restructure and consolidate the way U.S. and U.K. banks did some years ago. This development will most likely raise returns on assets and equity and boost stock prices for those institutions. A good way to illustrate the opportunities that lie ahead in Japan is to place Japanese banks in the context of this trend toward restructuring. The chart at the right illustrates the market capitalization-to-assets ratio (the ratio of the value of all publicly traded stock to the value of a bank's total assets) of selected banks. As shown, investors value the Bank of Tokyo-Mitsubishi's market capitalization at only 9% of the total value of the bank's assets, less than one half of the ratio of two large American banks, First Chicago NBD and Citicorp. Of course the American banks, with returns on assets of well over 1% and returns on stockholders' equity of about 20% are much more profitable than Bank of Tokyo-Mitsubishi, which has a return on assets under 0.1% and a return on equity of 2%.

   But equity markets are about anticipating change, and change is slowly creeping into the Japanese corporate sector. If and when banks like Tokyo-Mitsubishi move toward raising returns to be internationally competitive, their market capitalization-to-assets ratio could rise substantially. I continue to caution that this development will be slow in Japan, at least in the foreseeable future. But I also hasten to make the point that expectations are extremely low on the part of both Japanese and international investors, as is shown in the Japanese stock market's performance both in 1997 and over the last few years. I do expect some progress during 1998. The Portfolio continues to invest in Japanese companies whose prospects meet our criteria for growth and diversification.

   Throughout the late 1980s and the first half of the 1990s, Asian emerging markets captivated many investors, economists and even politicians as models to emulate. After years of success that dramatically raised local living standards, Asian markets succumbed to a set of excesses unique to their brand of capitalism. Over the last two years, unproductive bank lending, overinvestment, political favoritism and declining competitiveness versus other emerging countries have humbled these markets. The scale of the decline is only suggested by the graph at the right illustrating the 1997 drop in these markets. When one considers that all of these markets had already declined substantially from their highs of several years ago, and that the currencies of these nations have also fallen dramatically, the scope of the crisis begins to come into focus.

   As mentioned at the beginning of this letter, your Portfolio escaped the direct effects of problems afflicting Asian emerging markets. Now the question becomes one of whether, and at what time and price, investment in these former champions becomes attractive once again. The Dreyfus International Investment team's research in the region leads us to the following current conclusions. First, the damage has likely already been mostly done to the currencies and stock markets of these countries. Second, some but probably not all of these former "tigers" will return to a strong growth path in the intermediate future. Third, these markets will probably remain volatile for much of 1998 and opportunities in a limited number of markets and stocks may present themselves. Research and company visits are beginning to reveal companies that we believe will prosper in the next round of prosperity in emerging Asia.

   As Portfolio Manager of Dreyfus Variable Investment Fund--International Equity Portfolio, I look forward to corresponding with you again in the middle of the current year in the Semi-Annual Letter to Shareholders. I will continue to exert my best efforts to attempt to provide you with rewarding returns.

                                                     Sincerely,

                                                     /s/ Ron Chapman

                                                     Ron Chapman
                                                     Portfolio Manager

January 21, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital
   International Europe, Australasia, Far East (EAFE(R)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co. Incorporated.

Dreyfus Variable Investment Fund, International Equity Portfolio      December 31, 1997

--------------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE(R)) INDEX

$12,875
Dreyfus Variable
Investment Fund,
International Equity
Portfolio

Dollars

$11,991
Morgan Stanley
Capital International Europe, Australasia,
Far East (EAFE(R)) Index*

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------

                One Year Ended                   From Inception (5/2/94)
               December 31, 1997                   to December 31, 1997
               -----------------                 -----------------------
                     9.61%                                7.13%

-------------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, International Equity Portfolio on 5/2/94 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/2/94. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Variable Investment Fund, International Equity Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                                       December 31, 1997


Common Stocks--81.7%                                                                    Shares          Value
-------------------------------------------------------------------------------      ------------    -----------
                  Austria--1.1%  Wolford.......................................           7,000      $   423,923
                                                                                                     -----------
                   Brazil--1.2%  Companhia de Saneamento Basico do Estado de
                                    Sao Paulo..................................       2,000,000          474,868
                                                                                                     -----------
                    Canada--.3%  Canadian Conquest Exploration..............(a)         150,000          110,209
                                                                                                     -----------
                     Chile--.9%  Empresa Nacional de Electricidad, A.D.R.......          14,000          247,625
                                 Quinenco, A.D.R...............................           8,700          100,050
                                                                                                     -----------
                                                                                                         347,675
                                                                                                     -----------
                  Denmark--3.6%  BGBank........................................           8,000          538,245
                                 Bang & Olufsen Holding, Cl. B.................           6,000          357,273
                                 Den Danske Bank...............................           4,000          532,991
                                                                                                     -----------
                                                                                                       1,428,509
                                                                                                     -----------
                  Finland--2.7%  Merita, Cl. A.................................          75,000          410,017
                                 Sampo Insurance, Cl. A.....................(a)          20,000          660,429
                                                                                                     -----------
                                                                                                       1,070,446
                                                                                                     -----------
                   France--7.5%  Banque Nationale de Paris.....................          14,500          770,715
                                 Bouygues Offshore.............................           5,000          209,438
                                 Compagnie Generale des Eaux...................           4,500          628,064
                                 Compagnie Generale des Eaux (Warrants)........           2,500            1,699
                                 Elf Aquitaine.................................           3,500          407,078
                                 Groupe, A.D.R..............................(a)          16,000          103,000
                                 Rhone-Poulenc, A.D.R..........................           4,000          177,500
                                 Rhone-Poulenc, Cl. A..........................          15,000          671,928
                                                                                                     -----------
                                                                                                       2,969,422
                                                                                                     ----------
                  Germany--7.7%  Adidas........................................           1,200          157,821
                                 Allianz.......................................           3,000          777,098
                                 BETA Systems Software.........................           5,000          401,612
                                 Daimler-Benz..................................           3,500          245,525
                                 Deutsche Bank.................................           9,100          642,413
                                 GEA...........................................             700          264,592
                                 Henkel KGaA...................................             550           30,878
                                 Metro.........................................           5,700          204,364
                                 SGLCarbon.....................................           2,500          322,401
                                                                                                     -----------
                                                                                                       3,046,704
                                                                                                     -----------
                  Ireland--2.4%  Bank of Ireland...............................          45,000          693,005
                                 Jurys Hotel Group.............................          45,000          260,997
                                                                                                     -----------
                                                                                                         954,002
                                                                                                     -----------
                   Italy--11.0%  Aeroporti di Roma.............................         100,000        1,033,804
                                 Assicurazioni Generali........................          27,000          664,407
                                 Bulgari.......................................          40,000          203,505


Dreyfus Variable Investment Fund, International Equity Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                         December 31, 1997


Common Stocks (continued)                                                               Shares          Value
-------------------------------------------------------------------------------      ------------    -----------
             Italy (continued)   Fiat..........................................         129,000      $   374,166
                                 Istituto Bancario San Paolo di Torino.........          75,000          720,322
                                 Istituto Mobiliare Italiano...................          55,000          652,072
                                 La Rinascente.................................          35,000          260,967
                                 Telecom Italia................................          65,000          415,794
                                                                                                     -----------
                                                                                                       4,325,037
                                                                                                     -----------
                    Japan--7.5%  Aiwa..........................................           8,000          201,578
                                 Bank of Tokyo-Mitsubishi......................          13,000          179,214
                                 Canon ........................................           6,000          139,695
                                 Dai Nippon Printing...........................          14,000          262,694
                                 Daikin Industries.............................          25,000           94,202
                                 Fuji Machine Manufacturing....................           7,000          168,875
                                 Minolta.......................................          35,000          196,485
                                 Mitsui Fudosan................................          20,000          193,000
                                 NAMCO ........................................           7,000          203,186
                                 Nintendo......................................           4,000          395,190
                                 Nippon Soda...................................          30,000          248,143
                                 SHIMANO.......................................          10,000          183,809
                                 Sony  ........................................           1,500          133,262
                                 Uni-Charm.....................................           5,000          176,917
                                 Yamanouchi Pharmaceutical.....................           8,000          171,556
                                                                                                     -----------
                                                                                                       2,947,806
                                                                                                     -----------
              Netherlands--6.0%  ABN Amro Holding..............................          17,000          331,163
                                 BE Semiconductor Industries................(a)          23,000          226,858
                                 Koninklijke Nutricia Verenigde Bedrijven...(a)          14,500          439,784
                                 Koninklijke Pakhoed...........................          14,000          403,906
                                 Ordina.....................................(a)           9,000          123,835
                                 Philips Electronics...........................           6,000          359,817
                                 Unique International..........................          21,500          458,056
                                                                                                     -----------
                                                                                                       2,343,419
                                                                                                     -----------
                 Portugal--1.1%  Electricidade de Portugal.....................          22,400          424,146
                                                                                                     -----------
                    Spain--5.5%  Aldeasa.......................................          30,000          636,036
                                 Banco Santander...............................          15,000          501,149
                                 Corporacion Bancaria de Espana................           6,000          365,080
                                 Endesa........................................          18,000          319,593
                                 Repsol........................................           8,000          341,319
                                                                                                     -----------
                                                                                                       2,163,177
                                                                                                     -----------
                   Sweden--4.1%  Electrolux, Cl. B.............................           7,000          485,775
                                 Skandia Forsakrings...........................           7,500          353,751
                                 Svenska Handelsbanken, Cl. A..................          14,000          484,011
                                 Volvo, Cl. B..................................          11,500          308,505
                                                                                                     -----------
                                                                                                       1,632,042
                                                                                                     -----------


Dreyfus Variable Investment Fund, International Equity Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                          December 31, 1997


Common Stocks (continued)                                                               Shares          Value
-------------------------------------------------------------------------------      ------------    -----------
              Switzerland--4.5%  Ciba Specialty Chemicals......................           4,000      $   476,321
                                 Novartis......................................             140          227,073
                                 Schweizerische Lebensversicherungs-und Rentenanstalt       600          470,983
                                 Union Bank of Switzerland.....................             410          592,609
                                                                                                     -----------
                                                                                                       1,766,986
                                                                                                     -----------
                    Taiwan--.5%  Taiwan Semiconductor Manufacturing, A.D.R.....          11,700          212,794
                                                                                                     -----------
          United Kingdom--14.1%  Diageo........................................          35,000          321,642
                                 Gallaher Group................................          70,000          372,519
                                 Granada Group.................................          40,000          611,010
                                 JBAHoldings...................................          15,000          254,998
                                 Misys.........................................          30,857          932,560
                                 Powerscreen International.....................          30,000          301,047
                                 Reuters Holdings..............................          38,000          415,060
                                 Scottish & Newcastle..........................          50,000          612,242
                                 SEMA Group....................................           5,000          121,545
                                 SmithKline Beecham............................         113,000        1,156,304
                                 Viatel.....................................(a)          12,500           62,500
                                 Vodafone Group................................          55,000          396,582
                                                                                                     -----------
                                                                                                       5,558,009
                                                                                                     -----------
                                 TOTAL COMMON STOCKS
                                    (cost $30,362,624).........................                      $32,199,174
                                                                                                     ===========

Preferred Stocks--2.3%
-------------------------------------------------------------------------------
                      Germany;   Henkel KGaA-Vorzug............................           2,950      $   186,117
                                 ProSieben Media...............................           5,200          242,802
                                 SAP-Vorzug....................................           1,500          490,689
                                                                                                     -----------
                                 TOTAL PREFERRED STOCKS
                                    (cost $685,888)............................                      $   919,608
                                                                                                     ===========

                                                                                       Principal
Short-Term Investments--13.9%                                                            Amount
-------------------------------------------------------------------------------     --------------
                United States:   U.S. Treasury Bills:
                                    5.10%, 1/22/98.............................      $5,274,000      $ 5,258,494
                                    5.37%, 3/5/98..............................         201,000          199,189
                                                                                                     -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $5,457,433)..........................                      $ 5,457,683
                                                                                                     ===========
TOTAL INVESTMENTS (cost $36,505,945)...........................................           97.9%      $38,576,465
                                                                                         ======      ===========
CASH AND RECEIVABLES (NET).....................................................            2.1%      $   811,211
                                                                                         ======      ===========
NET ASSETS.....................................................................          100.0%      $39,387,676
                                                                                         ======      ===========

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.




                       See notes to financial statements.


Dreyfus Variable Investment Fund, International Equity Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                  December 31, 1997


                                                                                                Cost            Value
                                                                                            ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments       $36,505,945      $38,576,465
                              Cash.............................................                                  254,407
                              Receivable for investment securities sold........                                  910,229
                              Dividends and interest receivable................                                   37,186
                              Prepaid expenses.................................                                       72
                                                                                                             -----------
                                                                                                              39,778,359
                                                                                                             -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                   24,736
                              Payable for forward currency exchange contracts..                                  319,663
                              Accrued expenses.................................                                   46,284
                                                                                                             -----------
                                                                                                                 390,683
                                                                                                             -----------

NET ASSETS.....................................................................                              $39,387,676
                                                                                                             ===========

REPRESENTED BY:               Paid-in capital..................................                              $38,982,920
                              Accumulated undistributed investment income--net.                                    6,790
                              Accumulated distributions in excess of net realized gain
                                (loss) on investments, foreign currency transactions
                                  and forward currency exchange contracts......                               (1,671,478)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments and foreign currency transactions                               2,069,444
                                                                                                             -----------
NET ASSETS.....................................................................                              $39,387,676
                                                                                                             ===========

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                2,809,745

NET ASSET VALUE, offering and redemption price per share.......................                                   $14.02
                                                                                                                  ======





                       See notes to financial statements.

Dreyfus Variable Investment Fund, International Equity Portfolio
--------------------------------------------------------------------------------
Statement of Operations                                                                    Year Ended December 31, 1997



INVESTMENT INCOME

INCOME:                       Cash dividends (net of $58,323 foreign taxes
                                withheld at source) .....................                  $352,635
                              Interest...................................                   120,358
                                                                                           --------
                                   Total Income..........................                                     $  472,993

EXPENSES:                     Investment advisory fee--Note 4(a).........                   246,938
                              Custodian fees.............................                    62,607
                              Auditing fees..............................                    17,569
                              Prospectus and shareholders' reports.......                    13,168
                              Registration fees..........................                     4,578
                              Legal fees.................................                     1,557
                              Shareholder servicing costs................                       968
                              Trustees' fees and expenses--Note 4(b).....                       828
                              Loan commitment fees--Note 3...............                       267
                              Miscellaneous..............................                       684
                                                                                           --------
                                   Total Expenses........................                                        349,164
                                                                                                              ----------

INVESTMENT INCOME--NET...................................................                                        123,829
                                                                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                              Net realized gain (loss) on investments and foreign
                                currency transactions....................                  $745,392
                              Net realized gain (loss) on forward currency
                                exchange contracts
                                   Short transactions....................                   284,414
                                                                                           --------
                                   Net Realized Gain (Loss)..............                                      1,029,806
                              Net unrealized appreciation (depreciation) on
                                investments, foreign currency transactions and
                                forward currency exchange contracts......                                      1,081,537
                                                                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      2,111,343
                                                                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $2,235,172
                                                                                                              ==========



                       See notes to financial statements.

Dreyfus Variable Investment Fund, International Equity Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                          Year Ended           Year Ended
                                                                                       December 31, 1997     December 31, 1996
                                                                                       -----------------     -----------------
OPERATIONS:
   Investment income--net..................................................              $   123,829           $   159,717
   Net realized gain (loss) on investments................................                 1,029,806               424,121
   Net unrealized appreciation (depreciation) on investments..............                 1,081,537               665,866
                                                                                         -----------           -----------

      Net Increase (Decrease) in Net Assets Resulting from Operations.....                 2,235,172             1,249,704
                                                                                         -----------           -----------
DIVIDENDS TO SHAREHOLDERS:
   From investment income--net.............................................                 (171,499)             (154,767)
   From net realized gain on investments..................................                  (876,333)             (674,147)
   In excess of net realized gain on investments..........................                (1,671,478)             (100,407)
                                                                                         -----------           -----------

      Total Dividends.....................................................                (2,719,310)             (929,321)
                                                                                         -----------           -----------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold..........................................                16,261,848            17,852,617
   Dividends reinvested...................................................                 2,719,310               929,321
   Cost of shares redeemed................................................                (3,463,970)           (2,663,951)
                                                                                         -----------           -----------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions             15,517,188            16,117,987
                                                                                         -----------           -----------

CAPITAL CONTRIBUTION FROM AN AFFILIATE OF THE ADVISER--Note 4(c)                              --                   244,118
                                                                                         -----------           -----------

         Total Increase (Decrease) in Net Assets..........................                15,033,050            16,682,488

NET ASSETS:
   Beginning of Period....................................................                24,354,626             7,672,138
                                                                                         -----------           -----------
   End of Period..........................................................               $39,387,676           $24,354,626
                                                                                         ===========           ===========
Undistributed investment income--net.......................................              $     6,790           $     1,394
                                                                                         -----------           -----------

                                                                                           Shares                Shares
                                                                                         -----------           -----------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................                 1,073,918             1,298,048
   Shares issued for dividends reinvested.................................                   195,593                68,418
   Shares redeemed........................................................                  (229,913)             (194,804)
                                                                                         -----------           -----------

      Net Increase (Decrease) in Shares Outstanding.......................                 1,039,598             1,171,662
                                                                                         ===========           ===========



                       See notes to financial statements.

Dreyfus Variable Investment Fund, International Equity Portfolio
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.



                                                                               Year Ended December 31,
                                                                    --------------------------------------------
PER SHARE DATA:                                                       1997        1996        1995        1994(1)
                                                                    -------     -------     -------      -------
   Net asset value, beginning of period.......................      $13.76      $12.82      $12.02       $12.50
                                                                    ------      ------      ------       ------
   Investment Operations:
   Investment income--net.....................................         .05         .10         .15          .15
   Net realized and unrealized gain (loss) on investments.....        1.27        1.16         .74         (.40)
                                                                    ------      ------      ------       ------
   Total from Investment Operations...........................        1.32        1.26         .89         (.25)
                                                                    ------      ------      ------       ------
   Distributions:
   Dividends from investment income--net......................        (.07)       (.09)       (.08)        (.14)
   Dividends in excess of investment income--net..............         --           --        (.01)        (.09)
   Dividends from net realized gain on investments............        (.34)       (.39)         --           --
   Dividends in excess of net realized gain on investments....        (.65)       (.06)         --           --
                                                                    ------      ------      ------       ------
   Total Distributions........................................       (1.06)       (.54)       (.09)        (.23)
                                                                    ------      ------      ------       ------
   Capital Contribution from an affiliate of the Adviser......        --           .22        --           --
                                                                    ------      ------      ------       ------
   Net asset value, end of period.............................      $14.02      $13.76      $12.82       $12.02
                                                                    ------      ------      ------       ------
                                                                    ------      ------      ------       ------
TOTAL INVESTMENT RETURN.......................................        9.61%      11.61%(2)    7.39%       (2.00%)(3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....................        1.06%       1.28%       1.59%         .23%(3)
   Ratio of net investment income to average net assets.......         .38%        .92%       1.13%        1.11%(3)
   Decrease reflected in above expense ratios due to undertakings by
      The Dreyfus Corporation.................................          --          --         .45%        1.70%(3)
   Portfolio Turnover Rate....................................      165.75%     181.13%      70.22%       16.75%(3)
   Average commission rate paid(4)............................      $.0236      $.0255         --           --
   Net Assets, end of period (000's Omitted)..................     $39,388     $24,355      $7,672       $1,089

----------
(1) From May 2, 1994 (commencement of operations) to December 31, 1994.
(2) Had the Series not had a capital contribution by an affiliate of the Adviser during the period, the total investment return would have been 9.89%.
(3) Not annualized.
(4) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                       See notes to financial statements.

Dreyfus Variable Investment Fund, International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Equity Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Series' investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

   During the period ended December 31, 1997, the Series reclassified $53,066 from accumulated net realized gain (loss) on investments to accumulated undistributed investment income-net.

Dreyfus Variable Investment Fund, International Equity Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 3--Bank Line of Credit:

   The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Series did not borrow under the Facility.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

   (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

   The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (C) During the period ended December 31, 1996, an affiliate of the Series' adviser reimbursed the Series for certain securities transactions. In connection with these transactions, the Series recorded a realized loss and an offsetting capital contribution in the amounts of $244,118.

NOTE 5--Securities Transactions:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts during the period ended December 31, 1997, amounted to $59,841,261 and $50,754,768, respectively.

   The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract. At December 31, 1997, there were no forward currency exchange contracts outstanding.

   (B) At December 31, 1997, accumulated net unrealized appreciation on investments was $2,070,520 consisting of $3,854,943 gross unrealized appreciation and $1,784,423 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, International Equity Portfolio
--------------------------------------------------------------------------------
Report of Ernst & Young, LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Equity Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            Ernst & Young

New York, New York
February 5, 1998

Dreyfus Variable Investment Fund, International Equity Portfolio
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Series elects to provide each shareholder with their portion of the Series' foreign taxes paid and the income sourced from foreign countries. Accordingly, the Series hereby makes the following designations regarding its fiscal year ended December 31, 1997.

   --the total amount of taxes paid to foreign countries was $58,323.
   --the total amount of income sourced from foreign countries was $175,393. --of the $1.075 per share dividends and distributions paid during the year ended December 31, 1997, the portion applicable to foreign taxes paid is $.0225 per share.

   Additionally, for Federal tax purposes, the Series hereby designates $.370 per share as a long-term capital gain distribution (of which 47.30% is subject to the 20% maximum Federal tax rate) of the $1.0425 per share paid on December 23, 1997.

Dreyfus Variable Investment Fund,
International Equity Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                     109AR9712